Evergreen Connecticut Municipal Bond Fund: Annual Report as of March 31, 2003

table of contents

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER INTERVIEW
9	FINANCIAL HIGHLIGHTS
13	SCHEDULE OF INVESTMENTS
17	STATEMENT OF ASSETS AND LIABILITIES
18	STATEMENT OF OPERATIONS
19	STATEMENTS OF CHANGES IN NET ASSETS
20	NOTES TO FINANCIAL STATEMENTS
24	INDEPENDENT AUDITORS' REPORT
25	ADDITIONAL INFORMATION
28	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2003.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc., 90 Park Avenue, 10th Floor, New York, NY 10016.

LETTER TO SHAREHOLDERS

May 2003

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer
Dear Evergreen shareholder,

We are pleased to provide the annual report for Evergreen Connecticut Municipal Bond Fund, which covers the 12-month period ended March 31, 2003.

Market analysis

The municipal bond market was not excluded from the overall volatility in the financial markets over the past year. Uncertainty regarding the strength of the economic recovery and fears of war and terror combined to frequently challenge those in the fixed income markets. While periodic strength in stocks competed with bonds for investment dollars, those investors employing proper diversification strategies managed to weather the volatility on a relative basis. In the municipal market, those investors who paid heed to duration and quality during the volatility were able to manage risks effectively. While many other areas within the financial markets delivered disappointing returns, many municipal bond investors benefited from falling yields due in part to an accommodating Federal Reserve Board policy, uncertainty related to the strength of the economic recovery, and continued volatility in the equity markets.

Several developments occurred over the past year and these trends may continue in coming months. First, the weaker-than-expected recovery resulted in lower tax receipts for most municipalities, increasing the need for new debt issuance. Second, the increased supply was met by healthy demand for bonds that were suitable for a

LETTER TO SHAREHOLDERS continued

broad range of investment needs. Third, many investors exiting the equity markets placed their assets in short-term, liquid issues. This enabled many tax-free money market funds to perform well. Finally, many longer-dated issues also outperformed, benefiting from both price increases and declining yields.

Perhaps the most interesting development was the solid performance of many bonds, despite the increased supply. Ordinarily, extra supply hinders return potential, yet uncertainty in the equity markets resulted in higher-than-normal demand for tax-exempt income securities. Money flowed from equity funds due to the uncertain economy, and as geopolitical uncertainty increased, flows increased further into a wide variety of bond structures.

So far, 2003 has not offered compelling arguments for a surge in economic growth. As a result, investor sentiment remains tepid, as war with Iraq and concerns over terrorism are keeping many equity investors on the sidelines. With the prospects for moderate economic growth, declining tax revenues, and many municipalities needing resources to fund programs, issuance should once again increase in the coming year. The degree of clarity on the geopolitical situation will determine whether or not this issuance is met with investor demand. If investors continue underweighting stocks, the increased issuance should not dilute opportunities within the municipal bond market. If investors sense an end to the global turmoil, demand may not satisfy supply.

Until economic growth improves in conjunction with clarity on the geopolitical situation in the second half of the year, we expect interest rates to remain at 40-year lows.

LETTER TO SHAREHOLDERS continued

Unemployment rates in the range of 6% and global tensions should keep the Fed on the sidelines for much of 2003. As the markets sense an improved outlook, though, interest rates could begin a gradual climb later in the year. We believe those portfolios adopting long-term defensive strategies involving quality and yield should be adequately positioned for this scenario.

For more information

Please visit our Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events, through the "About Evergreen Investments" menu tab. Thank you for your continued support of Evergreen Investments.

William M. Ennis
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

FUND AT A GLANCE

as of March 31, 2003

MANAGEMENT TEAM

Diane C. Beaver
Tax-Exempt Fixed Income Team Lead Manager

CURRENT INVESTMENT STYLE2

PERFORMANCE AND RETURNS1

Portfolio Inception Date: 1/31/1981
	Class A	Class B	Class C	Class I
Class Inception Date	12/30/1997	1/9/1998	3/27/2002	11/24/1997

Average annual return*

1 year with sales charge	3.82%	3.17%	6.15%	N/A

1 year w/o sales charge	8.98%	8.17%	8.17%	9.25%

5 year	4.04%	3.94%	4.85%	5.33%

10 year	4.24%	3.98%	4.29%	5.01%

Maximum sales charge	4.75%	5.00%	1.00%	N/A
	Front End	CDSC	Front End
			1.00%
			CDSC

30-day SEC yield	3.55%	2.98%	2.94%	3.99%

Tax-equivalent yield**	5.78%	4.85%	4.79%	6.50%

12-month income dividends per share	$0.26	$0.21	$0.21	$0.28

* Adjusted for maximum applicable sales charge, unless noted.
** Assumes a maximum 38.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Class A, B and C prior to their inception is based on the performance of Class I, the original class offered. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B and C would have been lower. Historical performance shown for Class I prior to its inception is based on the fund's predecessor common trust fund's (CTF) performance, adjusted for estimated mutual fund expenses. The CTF was not registered under the Investment Company Act of 1940 and was not subject to certain investment restrictions. If the CTF had been registered, its performance might have been adversely affected. The advisor is waiving a portion of its advisory fee and reimbursing a portion of the 12b-1 fee for Class A. Had the fees not been waived or reimbursed, returns would have been lower.

2 Source: Morningstar, Inc.

Morningstar's style box is based on a portfolio date as of 3/31/2003.

The fixed income style box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

FUND AT A GLANCE continued

LONG-TERM GROWTH

Comparison of a $10,000 investment in Evergreen Connecticut Municipal Bond Fund Class A shares,1 versus a similar investment in the Lehman Brothers Municipal Bond Index (LBMBI) and the Consumer Price Index (CPI).
The LBMBI is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of the Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

The fund's investment objective is non-fundamental and may be changed without the vote of the fund's shareholders.

Funds that invest in high yield, lower-rated bonds may contain more risk due to the increased possibility of default.

The fund's yield will fluctuate, and there can be no guarantee that the fund will achieve its objective or any particular tax-exempt yield. Income may be subject to federal alternative minimum tax.

Funds that concentrate their investments in a single state may face increased risk of price fluctuation over more diversified funds due to adverse developments within that state.

All data is as of March 31, 2003, and subject to change.

PORTFOLIO MANAGER INTERVIEW

How did Evergreen Connecticut Municipal Bond Fund perform during the period?

The fund's Class A shares had a total return of 8.98% for the 12-month period ended March 31, 2003, excluding any applicable sales charges. During the same period, the Lehman Brothers Municipal Bond Index (LBMBI) returned 9.89%, while the median return of funds in the Lipper connecticut municipal debt funds classification was 8.85%. Lipper is an independent monitor of mutual fund performance. We attribute the fund's lag to the LBMBI to, among other factors, a difference in performance objectives. The fund emphasizes yield and price stability. In contrast, the LBMBI reflects total return. Bonds selected to enhance yield and price stability have significantly different characteristics than securities chosen for their total return potential. Further, the LBMBI may be able to include bonds that do not comply with the fund's credit standards, and additionally, reflect the return of securities that the fund may not be able to obtain because of market conditions.

We believe the fund's stronger performance relative to its Lipper universe was due to the fund's longer duration in a declining yield environment. When bond yields fall, their prices rise. However, the degree to which a fund's net asset value (NAV) rises, largely depends on that fund's duration. The fund's duration is derived from the duration of the underlying bonds in which the fund is invested. Expressed in years, duration measures a fund's price sensitivity to changes in yield. A longer duration increases sensitivity; and conversely, a shorter duration enhances price stability. As a result, all else being equal, a fund with a longer duration would experience greater price appreciation than a fund with a shorter duration, given the same drop in yield.

PORTFOLIO CHARACTERISTICS
(as of 3/31/2003)

Total Net Assets	$74,746,439

Average Credit Quality*	AA+

Effective Maturity	6.9 years

Average Duration	5.3 years

* Source: Standard & Poor's

What was the environment like for Connecticut municipal bonds?

The environment was positive, although the prices of bonds with intermediate-term maturities -- the maturity range in which the fund tends to invest -- fluctuated heavily. Geopolitical events, continued sluggishness in the economy and eroding investor confidence in corporate integrity were the major influences on the market's tone. Uncertainty prevailed in several areas: (1) whether or not there would be a war with Iraq (2) if so, its duration and the severity of Coalition casualties, and (3) a war's effect on the U.S. and international economies. Heightened tensions and uncertainties drove investors toward safety and security. Further, in November 2002, the Federal Reserve Board lowered interest rates because of ongoing weakness in the economy. The combination pushed yields lower -- and prices higher -- particularly for securities with one-to-three year maturities.

PORTFOLIO MANAGER INTERVIEW continued

"Crossover" buyers drove price movement in the 10-15 year range. These are non-traditional municipal bond investors who monitor the yield differential between municipal bonds and U. S. Treasuries. Demand was strong for these municipal bonds as investors took advantage of yields equaling 100% of their taxable U.S. Treasury counterparts. When these yield relationships became less attractive, the retreat of the crossover buyer contributed to price volatility in the municipal market.

Credit issues also dominated market sentiment. The prices of airlines bonds continued to fall as the war with Iraq escalated a decline in the industry's revenues. Further, tobacco bonds experienced negative returns because of what investors call "headline risk". Specifically, several courts have handed down excessively large judgments against tobacco companies. Moody's Investors Service downgraded the sector from A1 to A3, and then put it on negative credit watch. Prices spiraled lower as the possibility of downgrades below the investment grade level caused many investors to sell their bonds aggressively into market conditions that were already weak.

PORTFOLIO COMPOSITION
(as a percentage of 3/31/2003 portfolio assets)

General Obligation - State	19.4%

Hospital	14.9%

Special Tax	14.0%

General Obligation - Local	11.8%

Housing	9.0%

Education	7.5%

Airport	3.3%

Water & Sewer	3.1%

Transportation	2.9%

Other	14.1%

What has been happening in the state, itself?

Connecticut continued to exhibit mixed signals from a credit standpoint. Currently rated "Aa2/AA", both Moody's Investors Service and Standard & Poor's have put the state's general obligation bonds on negative credit watch. Connecticut's per capita income is among the highest in the country and its workforce is well educated. However, like many other high wealth states, Connecticut depends on income taxes and capital gains taxes. With the economic downturn that followed the events of September 11, 2001, neither of these tax bases has grown substantially, and the state's reliance on them has eroded general fund collections.

Connecticut has taken active measures to reduce its budgetary shortfall, however. The state legislature passed a deficit-reduction plan, and if it further enacts certain personnel cuts proposed by the governor, Connecticut's budget could come close to break-even levels in this fiscal year. The state, which has not securitized any of its tobacco settlement money, receives approximately $112 million annually under the master settlement agreement. Effective since 1998, the Master Settlement Agreement is a legal agreement between the four major tobacco companies: Philip Morris, R.J. Reynolds, Lorillard, and Brown and Williamson, and 46 states. According to the Agreement, the four tobacco companies are mandated to put money into a trust fund in exchange for the states' agreement not to file additional lawsuits against the tobacco companies. Many states have issued securities against this

PORTFOLIO MANAGER INTERVIEW continued

settlement money, providing the states with up-front, lump sum cash payment. States that have not securitized their settlement money could face an uncertain annual payment from the tobacco companies if there is an adjustment to the payment the state receives.

What strategies did you use to manage the fund?

Our greatest focus was on yield and price stability. We reduced the fund's position in Connecticut general obligation bonds and invested in revenue bonds to improve yield. We concentrated on the housing sector and industrial development bonds because of the more generous yields available in these sectors. Our investments centered on bonds with 10-15 year maturities with premium coupons because of their balance of yield, relative price stability and attractive relative value. We limited the fund's exposure to the tobacco industry throughout the fiscal year. Later in the period, we reduced positions further to minimize price volatility.

PORTFOLIO QUALITY*
(as a percentage of 3/31/2003 portfolio assets)

* Source: Standard & Poor's

What is your outlook over the next 12-months?

We are cautious. There are still many uncertainties affecting municipal bond prices. The question about the possibility of a war with Iraq has been answered; however, many other questions remain. The length of the war, the severity of Coalition casualties, its effect on the U.S. and world economies and the possibility of retaliatory acts of terrorism continue to weigh on investors' minds. As long as these uncertainties exist, we think prices could be fairly volatile as investors adopt short-term time horizons and react to the most recent pieces of information about the war and the economy. If the war ends swiftly, but the economy remains sluggish, we think yields could experience a quick move upward, pushing prices lower. In the near-term, we expect the demand for quality to remain strong because of investors' desire for safety and security.

We have structured the fund defensively with higher coupon bonds in anticipation of yields eventually rising. Further, we have enhanced liquidity by increasing the fund's cash position and have maintained an emphasis on quality. With this structure in place, we intend to continue monitoring yield relationships and value, taking advantage of the opportunities that typically appear with changing market conditions.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended March 31,
	2003	2002	2001	2000	1999
CLASS A
Net asset value, beginning of period	$6.24	$6.31	$6.01	$6.38	$6.38
Income from investment operations
Net investment income	0.26	0.27	0.27	0.26	0.26
Net realized and unrealized gains or losses on securities	0.29	-0.07	0.30	-0.35	0.06
Total from investment operations	0.55	0.20	0.57	-0.09	0.32
Distributions to shareholders from
Net investment income	-0.26	-0.27	-0.27	-0.26	-0.26
Net realized gains	0	0	0	-0.02	-0.06
Total distributions to shareholders	-0.26	-0.27	-0.27	-0.28	-0.32
Net asset value, end of period	$6.53	$6.24	$6.31	$6.01	$6.38
Total return[1]	8.98%	3.21%	9.71%	-1.47%	5.14%
Ratios and supplemental data
Net assets, end of period (thousands)	$4,342	$2,907	$3,148	$744	$570
Ratios to average net assets
Expenses[2]	0.96%	0.87%	0.87%	0.86%	0.84%
Net investment income	4.03%	4.31%	4.40%	4.25%	4.04%
Portfolio turnover rate	9%	18%	33%	86%	42%

1.  Excluding applicable sales charges

2.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended March 31,
	2003	2002	2001	2000	1999
CLASS B
Net asset value, beginning of period	$6.24	$6.31	$6.01	$6.38	$6.38
Income from investment operations
Net investment income	0.21	0.22	0.22	0.22	0.21
Net realized and unrealized gains or losses on securities	0.29	-0.07	0.30	-0.35	0.06
Total from investment operations	0.50	0.15	0.52	-0.13	0.27
Distributions to shareholders from
Net investment income	-0.21	-0.22	-0.22	-0.22	-0.21
Net realized gains	0	0	0	-0.02	-0.06
Total distributions to shareholders	-0.21	-0.22	-0.22	-0.24	-0.27
Net asset value, end of period	$6.53	$6.24	$6.31	$6.01	$6.38
Total return[1]	8.17%	2.44%	8.90%	-2.21%	4.35%
Ratios and supplemental data
Net assets, end of period (thousands)	$4,480	$2,955	$1,788	$1,375	$1,180
Ratios to average net assets
Expenses[2]	1.71%	1.61%	1.62%	1.61%	1.58%
Net investment income	3.26%	3.52%	3.63%	3.45%	3.25%
Portfolio turnover rate	9%	18%	33%	86%	42%

1.  Excluding applicable sales charges

2.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended March 31,
	2003	2002[1]
CLASS C
Net asset value, beginning of period	$6.24	$6.24
Income from investment operations
Net investment income	0.21	0[2]
Net realized and unrealized gains or losses on securities	0.29	0
Total from investment operations	0.50	0[2]
Distributions to shareholders from
Net investment income	-0.21	0[2]
Net asset value, end of period	$6.53	$6.24
Total return[3]	8.17%	0.04%
Ratios and supplemental data
Net assets, end of period (thousands)	$2,345	$1
Ratios to average net assets
Expenses[4]	1.76%	1.61%[5]
Net investment income	3.13%	3.52%[5]
Portfolio turnover rate	9%	18%

1.  For the period from March 27, 2002 (commencement of class operations), to March 31, 2002.

2.  Represents an amount less than $0.005 per share

3.  Excluding applicable sales charges

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

5.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended March 31,
	2003	2002	2001	2000	1999
CLASS I1
Net asset value, beginning of period	$6.24	$6.31	$6.01	$6.38	$6.37
Income from investment operations
Net investment income	0.28	0.29	0.28	0.27	0.28
Net realized and unrealized gains or losses on securities	0.29	-0.07	0.30	-0.35	0.07
Total from investment operations	0.57	0.22	0.58	-0.08	0.35
Distributions to shareholders from
Net investment income	-0.28	-0.29	-0.28	-0.27	-0.28
Net realized gains	0	0	0	-0.02	-0.06
Total distributions to shareholders	-0.28	-0.29	-0.28	-0.29	-0.34
Net asset value, end of period	$6.53	$6.24	$6.31	$6.01	$6.38
Total return	9.25%	3.47%	9.98%	-1.22%	5.56%
Ratios and supplemental data
Net assets, end of period (thousands)	$63,580	$57,954	$58,938	$70,390	$73,890
Ratios to average net assets
Expenses[2]	0.71%	0.61%	0.62%	0.61%	0.58%
Net investment income	4.28%	4.54%	4.64%	4.47%	4.33%
Portfolio turnover rate	9%	18%	33%	86%	42%

1.  Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

2.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

March 31, 2003

	Credit Rating (v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS 96.8%
AIRPORT 3.3%
Connecticut Arpt. Auth. RB:
Prerefunded, 7.65%, 10/01/2012	AAA	$ 695,000	$ 761,379
Unrefunded, 7.65%, 10/01/2012	AAA	1,555,000	1,689,026
2,450,405
COMMUNITY DEVELOPMENT DISTRICT 1.9%
Connecticut Dev. Auth. RB, Mary Wade Home:
Ser. A, 5.60%, 12/01/2007	NR	200,000	219,872
Ser. A, 5.70%, 12/01/2008	NR	100,000	110,145
Ser. A, 6.375%, 12/01/2018	NR	1,000,000	1,082,670
1,412,687
CONTINUING CARE RETIREMENT COMMUNITY 0.8%
Connecticut Dev. Mtge. Auth. RRB, Church Homes, Inc. Proj., 5.80%, 04/01/2021	BBB	640,000	591,021
EDUCATION 7.4%
Connecticut Hlth. & Edl. Facs. Auth. RB:
Kent Sch. Corp., Ser. B, 5.50%, 07/01/2015	AAA	1,000,000	1,089,170
Univ. of Hartford, Ser. E, 5.00%, 07/01/2013	AA	1,000,000	1,096,160
Westminster Sch., Ser. A, 5.50%, 07/01/2016	AAA	1,500,000	1,659,855
Westover Sch., Ser. A, 6.00%, 07/01/2017	AA	1,505,000	1,687,843
5,533,028
ELECTRIC REVENUE 1.4%
Connecticut Dev. Auth. PCRB, 5.85%, 09/01/2028	BBB	1,000,000	1,048,040
GENERAL OBLIGATION - LOCAL 11.6%
Cheshire, CT GO:
5.375%, 10/15/2013	Aa3	660,000	736,804
5.75%, 08/15/2009	Aa3	275,000	297,509
Hamdem, CT GO, 5.40%, 08/15/2011, (Insd. by MBIA)	AAA	1,275,000	1,438,786
Middletown, CT GO, 6.00%, 04/15/2007	AA	1,000,000	1,147,120
Milford, CT GO, 5.20%, 01/15/2013	AA	500,000	559,350
Montville, CT GO, 5.25%, 12/01/2008	Aa3	300,000	341,559
New Haven, CT GO, Ser. C, 5.00%, 11/01/2019	AAA	1,000,000	1,065,990
Plainville, CT GO, 5.00%, 12/01/2017	Aaa	500,000	538,900
Sherman, CT GO:
5.00%, 08/15/2016	Aaa	395,000	438,616
5.00%, 08/15/2017	Aaa	395,000	436,475
Stamford, CT GO, 5.00%, 07/15/2017	AAA	200,000	213,274
Waterbury, CT GO:
6.00%, 02/01/2012	AA	645,000	717,317
6.00%, 02/01/2013	AA	680,000	756,854
8,688,554
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003

	Credit Rating (v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
GENERAL OBLIGATION - STATE 19.1%
Cmnwlth. of Puerto Rico GO:
5.50%, 07/01/2008, (Insd. by MBIA)	AAA	$ 205,000	$ 235,291
6.50%, 07/01/2014, (Insd. by MBIA)	AAA	2,000,000	2,498,800
Connecticut GO:
5.125%, 11/15/2017	AA	2,000,000	2,161,260
6.00%, 03/01/2006	AA	1,000,000	1,119,710
Prerefunded, Ser. A, 6.25%, 05/15/2006	AA	20,000	22,762
Ser. A, 6.00%, 04/15/2013	AA	3,000,000	3,557,100
Ser. A, 6.25%, 05/15/2006	AA	2,980,000	3,382,241
Ser. C, 5.875%, 08/15/2009	Aaa	200,000	214,768
Ser. E, 5.125%, 11/15/2015	AA	1,000,000	1,095,900
14,287,832
HOSPITAL 14.7%
Connecticut Hlth. & Edl. Facs. Auth. RB:
Eastern CT Hlth. Network, Ser. A, 6.375%, 07/01/2016	AA	2,000,000	2,293,280
Greenwich Hosp. Assn., Ser. A, 5.40%, 07/01/2009	AAA	500,000	561,235
New Britain Gen. Hosp., Ser. B, 5.875%, 07/01/2008, (Insd. by AMBAC)	AAA	250,000	264,195
Newington Children's Hosp.:
Ser. B, 5.90%, 07/01/2008, (Insd. by MBIA)	AAA	1,000,000	1,057,090
Ser. B, 6.05%, 07/01/2010, (Insd. by MBIA)	AAA	250,000	269,165
St. Francis Hosp. & Med. Ctr., 5.375%, 07/01/2013	AA	1,000,000	1,114,770
Stamford Hosp., Ser. F, 5.25%, 07/01/2011	AAA	1,000,000	1,066,820
Veteran's Mem. Med. Ctr., Ser. A, 5.375%, 07/01/2014	AAA	1,000,000	1,058,720
Yale New Haven Hosp., Ser. H, 5.625%, 07/01/2016	AAA	1,000,000	1,112,350
Horry Cnty., SC Hospitality Fee RB, 6.00%, 04/01/2013	A2	1,000,000	1,123,760
Med. Univ., SC Hosp. Auth. RB, Ser. A, 6.00%, 08/15/2013	BBB+	1,000,000	1,084,390
11,005,775
HOUSING 8.9%
Connecticut HFA RB:
Group Home Mtge., 5.70%, 06/15/2020	AAA	315,000	341,047
Ser. G, 6.00%, 11/15/2027	AAA	425,000	444,520
Sub. Ser. B-2, 5.75%, 11/15/2021	AAA	750,000	792,578
Mtge. Fin. Program:
Ser. D-1, 5.75%, 11/15/2017	AAA	550,000	590,920
Ser. E-1, 5.90%, 05/15/2019	AAA	1,300,000	1,396,070
Spl. Needs Mtge., 5.25%, 06/15/2022	AAA	2,000,000	2,063,640
Taxable Hsg. Mtge. Fin., Sub. Ser. F-3, 5.05%, 11/15/2021	AAA	1,000,000	1,027,260
6,656,035
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003

	Credit Rating (v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
INDUSTRIAL DEVELOPMENT REVENUE 1.4%
Farmington, NM PCRB, El Paso Elec. Co. Proj., Ser. A, 6.375%, 06/01/2032	BB+	$1,000,000	$ 1,012,280
PRE-REFUNDED 0.7%
Connecticut Hlth. & Edl. Facs. Auth. RB, Choate Rosemary Hall, Ser. A, 6.50%, 07/01/2009, (Insd. by MBIA)	AAA	225,000	242,138
Guam Pwr. Auth. RB, Ser. A, 5.90%, 10/01/2008, (Insd. by AMBAC)	AAA	250,000	272,365
514,503
RESOURCE RECOVERY 2.7%
Connecticut Resource Recovery Auth. RB, American Fuel Co., Ser. A-1, 5.50%, 11/15/2015	Baa2	1,000,000	1,030,860
Eastern CT Resource Recovery Auth. RB, Wheelabrator Lisbon Proj., Ser. A, 5.50%, 01/01/2014	BBB	1,000,000	997,500
2,028,360
SPECIAL TAX 13.8%
Connecticut Spl. Tax Obl. RB, Trans. Infrastructure:
Ser. A, 6.00%, 06/01/2006, (Insd. by FGIC)	AAA	1,000,000	1,129,120
Ser. B, 6.50%, 10/01/2010	AA-	3,905,000	4,736,492
Ser. C, 6.00%, 10/01/2008	AAA	3,800,000	4,456,032
10,321,644
STUDENT LOAN 1.5%
Connecticut Higher Ed. Loan Auth. RB, Family Ed. Loan Program, Ser. A, 5.375%, 11/15/2008	Aa3	1,035,000	1,115,647
TOBACCO REVENUE 1.8%
Children's Trust Fund, Puerto Rico Tobacco Settlement RB, 5.375%, 05/15/2033	A	500,000	458,600
Washington, DC Tobacco Settlement Fin. Corp. RB, 6.25%, 05/15/2024	A	940,000	882,594
1,341,194
TRANSPORTATION 2.8%
Hartford, CT Parking Sys. RB, Ser. A, 6.40%, 07/01/2020	BBB	2,000,000	2,125,360
WATER & SEWER 3.0%
Cmnwlth. of Puerto Rico Aqueduct & Swr. Auth. RB, 5.20%, 07/01/2008, (Insd. by MBIA)	AAA	1,000,000	1,133,080
South Central, CT Regl. Wtr. Auth. RB, 5.25%, 08/01/2014	AAA	1,000,000	1,113,660
2,246,740
Total Municipal Obligations			72,379,105
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003

	Shares	Value

SHORT-TERM INVESTMENTS 1.7%
MUTUAL FUND SHARES 1.7%
Evergreen Institutional Municipal Money Market Fund (o)	1,255,875	$ 1,255,875
Total Investments (cost $68,104,440) 98.5%		73,634,980
Other Assets and Liabilities 1.5%		1,111,459
Net Assets 100.0%		$ 74,746,439

(v)	Credit ratings are unaudited and rated by Moody's Investors Service where Standard and Poor's ratings are not available.
(o)	Evergreen Investment Management Company, LLC is the investment advisor to both the fund and the money market fund.

Summary of Abbreviations
AMBAC	American Municipal Bond Assurance Corp.
FGIC	Federal Guaranty Insurance Co.
GO	General Obligation
HFA	Housing Finance Authority
MBIA	Municipal Bond Investors Assurance Corp.
PCRB	Pollution Control Revenue Bond
RB	Revenue Bond
RRB	Refunding Revenue Bond

The following table shows the percent of total investments invested by geographic location as of March 31, 2003 (unaudited):

Connecticut	86.4%
Puerto Rico	5.9%
South Carolina	3.0%
New Mexico	1.4%
District of Columbia	1.2%
Guam	0.4%
Non-state Specific	1.7%
Total	100.0%
See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2003

Assets
Identified cost of securities	$ 68,104,440
Net unrealized gains on securities	5,530,540

Market value of securities	73,634,980
Receivable for Fund shares sold	71,631
Interest receivable	1,293,671
Prepaid expenses and other assets	39,271

Total assets	75,039,553

Liabilities
Dividends payable	216,083
Payable for Fund shares redeemed	60,570
Advisory fee payable	1,062
Distribution Plan expenses payable	204
Due to other related parties	204
Accrued expenses and other liabilities	14,991

Total liabilities	293,114

Net assets	$ 74,746,439

Net assets represented by
Paid-in capital	$ 71,408,051
Overdistributed net investment income	(18,222)
Accumulated net realized losses on securities	(2,173,930)
Net unrealized gains on securities	5,530,540

Total net assets	$ 74,746,439

Net assets consists of
Class A	$ 4,341,512
Class B	4,480,455
Class C	2,344,836
Class I	63,579,636

Total net assets	$ 74,746,439

Shares outstanding
Class A	665,169
Class B	686,423
Class C	359,235
Class I	9,740,627

Net asset value per share
Class A	$ 6.53
Class A -- Offering price (based on sales charge of 4.75%)	$ 6.86
Class B	$ 6.53
Class C	$ 6.53
Class C -- Offering price (based on sales charge of 1.00%)	$ 6.60
Class I	$ 6.53

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended March 31, 2003

Investment income
Interest	$ 3,477,225

Expenses
Advisory fee	362,571
Distribution Plan expenses
Class A	9,498
Class B	36,529
Class C	9,361
Administrative services fee	69,725
Transfer agent fee	7,470
Trustees' fees and expenses	1,427
Printing and postage expenses	22,880
Custodian fee	19,738
Registration and filing fees	31,753
Professional fees	22,590
Other	3,302

Total expenses	596,844
Less: Expense reductions	(331)
Fee waivers and expense reimbursements	(46,833)

Net expenses	549,680

Net investment income	2,927,545

Net realized and unrealized gains or losses on securities
Net realized losses on securities	(22,292)
Net change in unrealized gains or losses on securities	3,018,788

Net realized and unrealized gains or losses on securities	2,996,496

Net increase in net assets resulting from operations	$ 5,924,041

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31,
	2003		2002

Operations
Net investment income		$ 2,927,545		$ 2,840,600
Net realized gains or losses on securities		(22,292)		207,492
Net change in unrealized gains or losses on securities		3,018,788		(924,061)

Net increase in net assets resulting from operations		5,924,041		2,124,031

Distributions to shareholders from
Net investment income
Class A		(153,918)		(94,275)
Class B		(120,761)		(82,280)
Class C		(29,765)		0
Class I*		(2,649,496)		(2,662,977)

Total distributions to shareholders		(2,953,940)		(2,839,532)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	415,597	2,667,942	104,195	656,738
Class B	311,190	2,006,613	247,428	1,553,828
Class C	356,147	2,304,865	160	999
Class I*	2,086,999	13,479,006	1,238,867	7,842,113

		20,458,426		10,053,678

Net asset value of shares issued in reinvestment of distributions
Class A	11,358	73,428	7,555	47,748
Class B	10,246	66,267	8,852	55,938
Class C	3,088	20,086	0	0
Class I*	2,067	13,345	1,760	11,112

		173,126		114,798

Payment for shares redeemed
Class A	(227,553)	(1,456,378)	(144,890)	(913,121)
Class B	(108,480)	(695,252)	(66,218)	(417,471)
Class C	(160)	(1,034)	0	0
Class I*	(1,633,198)	(10,519,476)	(1,296,231)	(8,180,183)

		(12,672,140)		(9,510,775)

Net increase in net assets resulting from capital share transactions		7,959,412		657,701

Total increase (decrease) in net assets		10,929,513		(57,800)
Net assets
Beginning of period		63,816,926		63,874,726

End of period		$ 74,746,439		$ 63,816,926

Undistributed (overdistributed) net investment income		$ (18,222)		$ 8,173

* Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).
See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Connecticut Municipal Bond Fund (the "Fund") is a non-diversified series of Evergreen Municipal Trust (the "Trust"), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Fund offers Class A, Class B, Class C and Institutional ("Class I") shares. Class A shares are sold with a front-end sales charge and pay an ongoing distribution fee. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold with a front-end sales charge and are subject to a contingent deferred sales charge that is payable upon redemption within one year after the month of purchase. Both Class B and Class C shares pay a higher ongoing distribution fee than Class A. Class I shares are sold without a front-end sales charge or contingent deferred sales charge and do not pay a distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. When-issued and delayed delivery transactions

The Fund records when-issued securities no later than one business day after the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

NOTES TO FINANCIAL STATEMENTS continued

c. Security transactions and investment income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

d. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

e. Distributions

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

f. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly-owned subsidiary of Wachovia Corporation ("Wachovia"), is the investment advisor to the Fund and is paid an annual fee of 0.52% of the Fund's average daily net assets.

From time to time, EIMC may voluntarily or contractually waive its fees and/or reimburse expenses in order to limit operating expenses. For any fee waivers and/or reimbursements made after January 1, 2003, EIMC may recoup any amounts waived and/or reimbursed up to a period of three years following the end of the fiscal year in which the fee waivers and/or reimbursements were made. During the year ended March 31, 2003, the investment advisor waived its fees in the amount of $46,815 and reimbursed expenses relating to Class A in the amount of $18, which represents 0.07% and 0.00%, respectively, of the Fund's average daily net assets. Total amounts subject to recoupment as of March 31, 2003 were $12,813.

Evergreen Investment Services, Inc. ("EIS"), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.10% of the Fund's average daily net assets.

Evergreen Service Company, LLC ("ESC"), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

NOTES TO FINANCIAL STATEMENTS continued

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 1.00% of the average daily net assets for Class B and Class C shares. On March 20, 2003, the Trustees of the Fund approved an increase to the annual maximum allowable charge for servicing and distribution fees on Class A shares from 0.25% to 0.30% of the average daily net assets of Class A shares. This increase became effective on either March 26, 2003 or March 27, 2003 for all Class A shares in the Evergreen fund family.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $15,159,472 and $6,408,952, respectively, for the year ended March 31, 2003.

On March 31, 2003, the aggregate cost of securities for federal income tax purposes was $68,104,440. The gross unrealized appreciation and depreciation on securities based on tax cost was $5,602,666 and $72,126, respectively, with a net unrealized appreciation of $5,530,540.

As of March 31, 2003, the Fund had $2,141,388 in capital loss carryovers for federal income tax purposes with $310,076 expiring in 2008 and $1,831,312 expiring in 2009.

For income tax purposes, capital losses incurred after October 31 within the Fund's fiscal year are deemed to arise on the first business day of the following fiscal year. The Fund has incurred and will elect to defer post-October losses of $32,542.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other certain funds in the Evergreen fund family may participate in an interfund lending program. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended March 31, 2003, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of March 31, 2003, the components of distributable earnings on a tax basis were as follows:

Capital Loss
Overdistributed		Carryover
Exempt-		and
Interest	Unrealized	Post-October
Income	Appreciation	Loss

$ 18,222	$ 5,530,540	$ 2,173,930

The tax character of distributions paid for the year ended March 31, 2003 was $8,840 of ordinary income and $2,945,100 of exempt-interest income.

NOTES TO FINANCIAL STATEMENTS continued

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund's custodian, a portion of fund expenses has been reduced. The Fund received expense reductions from expense offset arrangements of $331, which represents 0.00% of its average daily net assets.

9. DEFERRED TRUSTEES' FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the year ended March 31, 2003, the Fund had no borrowings under this agreement.

11. CONCENTRATION OF RISK

The Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state, therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt mutual fund.

INDEPENDENT AUDITORS' REPORT

Board of Trustees and Shareholders
Evergreen Municipal Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Connecticut Municipal Bond Fund, a series of the Evergreen Municipal Trust, as of March 31, 2003, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Connecticut Municipal Bond Fund, as of March 31, 2003, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
May 2, 2003

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

For the fiscal year ended April 30, 2003, the percentage representing the portion of distributions from net investment income, which are exempt from federal income tax, other than alternative minimum tax is 99.70%.

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TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Sales Manager, SMI-STEEL - South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

TRUSTEES AND OFFICERS continued

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.

OFFICERS
William M. Ennis[3] President DOB: 6/26/1960 Term of office since: 1999	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Chief Operating Officer, Capital Management Group, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt[5] Vice President and Assistant Treasurer DOB: 6/6/1963 Term of office since: 1998	Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior Tax Consulting/Acting Manager, Investment Companies Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft[5] Vice President DOB: 1/23/1965 Term of office since: 1998	Team Leader, Fund Administration, BISYS Fund Services.

[1] Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 112 Evergreen funds.

[2] Mr. Wagoner is an "interested person" of the fund because of his ownership of shares in Wachovia Corporation, the parent to the fund's investment advisor.

[3] The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

[4] The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

[5] The address of the Officer is 3435 Stelzer Road, Columbus, OH 43219.

Additional information about the fund's Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With over $229 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of March 31, 2003

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

For the fourth consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key service areas. The award symbolizes the achievement of the highest tier of shareholder service within our industry. For 2002, Evergreen Investments was ranked third overall.

566392   5/2003

Evergreen Investments 200 Berkeley Street Boston, MA 02116-5034